SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: (DATE OF EARLIEST EVENT REPORTED)
November 7, 2001

CENTER TRUST, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

(FORMERLY CENTERTRUST RETAIL PROPERTIES, INC.)

COMMISSION FILE: 1-12588

MARYLAND (STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	95-4444963 (I.R.S. EMPLOYER IDENTIFICATION NO.)

3500 SEPULVEDA BOULEVARD
MANHATTAN BEACH, CALIFORNIA 90266
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (310) 546-4520

ITEM 5. OTHER EVENTS

     On November 7, 2001 the Registrant made available additional financial and operational information concerning the Registrant, Center Trust, Inc., and properties owned as of September 30, 2001, in the form of a Supplemental Information package, a copy of which is included as an exhibit to this filing. The Supplemental Information package is available upon request as specified therein.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

FINANCIAL STATEMENTS:

     None

EXHIBITS:

EXHIBIT
NUMBER	DESCRIPTION	PAGE NUMBER

99	Supplemental Information as of September 30, 2001	4

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CENTER TRUST, INC.

By:	/s/ EDWARD A. STOKX Edward A. Stokx Senior Vice President of Finance

Dated: November 7, 2001

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